SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                         Date of Report - April 3, 2000


                               SUN BANCORP, INC.
              (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-14745                23-2233584
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)       Identification Number)


         2-16 South Market Street
         Selinsgrove, Pennsylvania                                 17870
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (570) 374-1131
                                                          --------------

                                    N/A
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant
         --------------------------------

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Not Applicable

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not Applicable.

Item 5.  Other Events.
         -------------

         Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated April 3, 2000, regarding the retire-ment of George F. Keller as Chairman of the Board. Mr. Keller will continue to serve on the Board of Directors. Also, announce the appointments of Fred W. Kelly to the title of Chairman of the Board and Chief Executive Officer of the Registrant and Robert J. McCormack as President, Chief Operating Officer, and Director of the Registrant. A copy of the press release is attached as Exhibit 99, hereto, and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibits:

         99 Press Release of Registrant, SUN BANCORP, INC., dated April 3, 2000, regarding retirement of George F. Keller, Chairman of the Board and appointments of Fred W. Kelly, Jr. to Chairman of the Board and Chief Executive Officer and Robert J. McCormack to President, Chief Operating Officer, and Director.

Item 8.  Change in Fiscal Year.

         Not Applicable.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SUN BANCORP, INC.
                                            (Registrant)


Dated:  April 3, 2000                      /s/ Fred W. Kelly, Jr.
                                           ---------------------------------
                                           Fred W. Kelly, Jr.,
                                           Chairman of the Board and
                                           Chief Executive Officer
                                            (Principal Executive Officer)



Dated:  April 3, 2000                      /s/ Robert J. McCormack
                                           ---------------------------------
                                           President and
                                           Chief Operating Officer
                                            (Principal Financial Officer)